LEASES	12 Months Ended
Dec. 31, 2011
LEASES [Abstract]
LEASES
7.   LEASES

The minimum future revenues to be received on time charter and bareboat charters, which are accounted for as operating leases as of December 31, 2011 are as follows. These minimum future revenues exclude payments that are based on market rates and indices.

(in thousands of $)
Year ending December 31,
2012	68,513
2013	49,438
2014	32,702
2015	3,600
2016	-
Thereafter	-
154,253

As of December 31, 2011, seven of the Company's vessels are leased out to third parties on time and bareboat charters for initial periods ranging from 2.5 to 5 years. All the vessels are leased out on operating leases.

The cost and accumulated depreciation of vessels leased to third parties at December 31, 2011 were $569.9 million and $171.5 million, respectively, and at December 31, 2010 were $657.9 million and $198.9 million, respectively.